Legal Proceedings	6 Months Ended
Jun. 30, 2016
Commitments and Contingencies Disclosure [Abstract]
Legal Proceedings

10. Legal Proceedings

In 2015, a third party filed an action against the Company alleging, among other items, non-infringement of seven patents held in Inventergy, Inc.’s patent portfolio. The Company and Inventergy, Inc. counterclaimed for infringement of the same seven patents, and Inventergy, Inc. also filed an action alleging infringement of an additional patent. Following a period of mediation and settlement discussions, in June 2016, the parties entered into a patent license agreement pursuant to which, among other provisions, the third party paid an undisclosed license fee to Inventergy, Inc. and each party released the other from all previous claims. The Company has no further obligations relating to this patent license.